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AXP(SM) Blue Chip
Advantage
Fund

2000 ANNUAL REPORT
(PROSPECTUS ENCLOSED)

American
  Express(R)
Funds

AMERICAN EXPRESS Financial Advisors (logo)

(icon of) magnifying glass

AXP Blue Chip Advantage Fund seeks to provide shareholders with a long-term total return exceeding that of the stock market.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

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Making the Most of the Market

If you were compiling a who's who of corporate America, a good place to start would be the Standard & Poor's Index. Composed of 500 stocks representing a wide range of prominent companies, "the S&P" is recognized as a good measure of overall stock market performance. Of course, some of those stocks will fare better than others. They're the ones that AXP Blue Chip Advantage Fund tries to identify and build its portfolio around.

AXP BLUE CHIP ADVANTAGE FUND(This annual report is not part of tahe prospectus.)

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Table of Contents

2000 ANNUAL REPORT
The purpose of this annual report is to tell investors how the Fund performed.

From the Chairman                                        4
From the Portfolio Managers                              4
Fund Facts                                               6
The 10 Largest Holdings                                  7
Making the Most of the Fund                              8
The Fund's Long-term Performance                         9
Independent Auditors' Report                            11
Financial Statements                                    12
Notes to Financial Statements                           15
Investments in Securities                               22
Federal Income Tax Information                          30

2000 PROSPECTUS
The prospectus, which is bound into the middle of this annual report, describes the Fund in detail.

The Fund                                              3p
Goal                                                  3p
Investment Strategy                                   3p
Risks                                                 5p
Past Performance                                      6p
Fees and Expenses                                     8p
Management                                            9p
Buying and Selling Shares                            10p
Valuing Fund Shares                                  10p
Investment Options                                   11p
Purchasing Shares                                    12p
Transactions through Third Parties                   15p
Sales Charges                                        15p
Exchanging/Selling Shares                            19p
Distributions and Taxes                              24p
Other Information                                    26p
Financial Highlights                                 27p

(This annual report is not part of the prospectus.) ANNUAL REPORT - 2000

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(picture of) Arne H. Carlson
Carlson H. Carlson
Chairman of the board

From the Chairman
We are in an extraordinary period for investing in financial assets, with many stocks at their all-time highs. Looking at year 2000, American Express Financial Corporation, the Fund's investment manager, expects the economy to continue to grow and long-term interest rates to rise only slightly. This is a great time to take a close look at your goals and investments. We encourage you to:

o Consult a professional investment adviser who can help you cut through mountains of data.

o Set financial goals that extend beyond those achievable through retirement plans of your employer.

o Learn as much as you can about your current investments.

The portfolio manager's letter that follows provides a review of the Fund's investment strategies and performance. The annual report contains other valuable information as well. The Fund's prospectus describes its investment objectives and how it intends to achieve those objectives. As experienced investors know, information is vital to making good investment decisions.

So, take a moment and decide again whether the Fund's investment objectives and management style fit with your other investments to help you reach your financial goals. And make it a practice on a regular basis to assess your investment options.

On behalf of the Board,



Arne H. Carlson


(picture of) Keith Tufte
Keith Tufte
Portfolio manager

From the Portfolio Managers
It was an up-and-down 12 months but, in the end, a productive period for AXP Blue Chip Advantage Fund. Its Class A shares produced a total return of 9.30% (excluding the sales charge) for the past fiscal year -- February 1999 through January 2000.

The period got off to a poor start as a rise in interest rates, something that would prove to be a periodic problem throughout the fiscal year, sent the stock market into retreat. But, as has been its hallmark in recent years, the market mounted a fresh advance that took it to an all-time high by mid-summer.

AXP BLUE CHIP ADVANTAGE FUND (This annual report is not part of the prospectus.)

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(picture of) James M. Johnson, Jr.
James M. Johnson, Jr.
Portfolio manager

By that time, the Federal Reserve Board, concerned about the potential for higher inflation, had instituted the first of what would be three increases in short-term interest rates in 1999. Not surprisingly, the result was a stock slump, which lasted into the fall and put the Fund in negative territory for the first eight months of the fiscal year.

The market had another comeback left, though, as it rallied furiously from October through December. During that time, the Fund more than made up for the previously lost ground by advancing just over 15%. The fiscal year went out like a lamb, however, as interest-rate worries resurfaced in January, causing the market and the Fund to give back some of its gain.

As has been the case in recent years, large-capitalization stocks -- the focus of the Fund -- were overall strong performers during the 12 months, although they sometimes had to share the spotlight with small- and mid-cap issues. Looking at industry sectors, technology-related stocks were clearly the big winners, thanks in large part to a spectacular run-up in the fourth quarter of 1999.

Technology's strength worked to the Fund's advantage, as that sector comprised its greatest area of investment. Other substantial investment sectors were consumer cyclicals (including retailing), financial services and utilities. Prominent holdings included IBM, Microsoft, Cisco Systems, Intel, Oracle, EMC, Wal-Mart, General Electric, MCI WorldCom, Bristol-Meyers Squibb and Medtronic.

As for changes to the portfolio, we reduced health-care holdings early in the period, then built them back up later. We also increased the exposure to basic-materials stocks such as paper and chemicals.

Looking toward the new fiscal year, we expect an unsettled market, especially for the first few months. The chances for a sustained advance should improve as the year progresses, assuming the economy stays on the growth track and corporate profits remain reasonably strong.

Keith Tufte


James M. Johnson, Jr.

(This annual report is not part of the prospectus.)  ANNUAL REPORT - 2000

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Fund Facts

Class A -- 12-month performance
(All figures per share)

Net asset value (NAV)

Jan. 31, 2000                                                  $11.80
Jan. 31, 1999                                                  $11.88
Decrease                                                       $ 0.08

Distributions -- Feb. 1, 1999 - Jan. 31, 2000

From income                                                    $ 0.61
From capital gains                                             $ 0.61
Total distributions                                            $ 1.22
Total return*                                                  +9.30%**

Class B --12-month performance
(All figures per share)

Net asset value (NAV)

Jan. 31, 2000                                                  $11.63
Jan. 31, 1999                                                  $11.79
Decrease                                                       $ 0.16

Distributions -- Feb. 1, 1999 - Jan. 31, 2000

From income                                                    $ 0.58
From capital gains                                             $ 0.61
Total distributions                                            $ 1.19
Total return*                                                  +8.45%**

Class Y -- 12-month performance
(All figures per share)

Net asset value (NAV)

Jan. 31, 2000                                                  $11.81
Jan. 31, 1999                                                  $11.89
Decrease                                                       $ 0.08

Distributions -- Feb. 1, 1999 - Jan. 31, 2000

From income                                                    $ 0.62
From capital gains                                             $ 0.61
Total distributions                                            $ 1.23
Total return*                                                  +9.44%**

*Returns do not include sales load, the prospectus discusses the effect of sales charges, if any, on the various classes.

**The  total  return  is  a  hypothetical   investment  in  the  Fund  with  all
distributions reinvested.

AXP BLUE CHIP ADVANTAGE FUND (This annual report is not part of the prospectus.)

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The 10 Largest Holdings

                                      Percent                     Value
                                  (of net assets)         (as of Jan. 31, 2000)
 Microsoft                             4.77%                 $210,636,787
 General Electric                      3.25                   143,618,201
 Intel                                 3.07                   135,297,030
 Cisco Systems                         2.89                   127,687,949
 Exxon Mobil                           2.22                    97,926,295
 Bristol-Myers Squibb                  1.89                    83,410,799
 SBC Communications                    1.87                    82,391,303
 Wal-Mart Stores                       1.82                    80,400,374
 Coca-Cola                             1.80                    79,550,938
 AT&T                                  1.79                    78,863,413

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(icon of) pie chart

The 10 holdings listed here make up 25.37% of net assets

(This annual report is not part of the prosectus.) ANNUAL REPORT - 2000

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Making the Most of the Fund

BUILD YOUR ASSETS SYSTEMATICALLY
One of the best ways to invest in the Fund is by dollar-cost averaging -- a time-tested strategy that can make market fluctuations work for you. To dollar-cost average, simply invest a fixed amount of money regularly. You'll automatically buy more shares when the Fund's share price is low, fewer shares when it is high. The chart below shows how dollar-cost averaging works. In these three hypothetical scenarios, you will see six months of share price fluctuations.

This strategy does not ensure a profit or avoid a loss if the market declines. But, if you can continue to invest regularly through changing market conditions even when the price of your shares fall or the market declines, it can be an effective way to accumulate shares to meet your long-term goals.

How dollar-cost averaging works

     Jan  Feb  Mar  Apr  May  Jun
$15                 $16  $18  $20
$10  $10  $12  $14
$ 5

Accumulated shares*       Average market           Your average
                          price per share          cost per share

      42.25                    $15                    $14.20
-------------------------------------------------------------------------------

     Jan  Feb  Mar  Apr  May  Jun
$15
$10  $10  $8             $8   $10
$ 5            $5   $5

Accumulated shares*       Average market           Your average
                          price per share          cost per share

      85.0                     $7.66                  $7.05
-------------------------------------------------------------------------------

     Jan  Feb  Mar  Apr  May  Jun
$15
$10  $10  $8   $6             $7
$ 5                 $4   $4

Accumulated shares*       Average market           Your average
                          price per share          cost per share

     103.5                    $6.50                    $5.80
-------------------------------------------------------------------------------
$100 invested per month. Total invested: $600

*Shares purchased is determined by dividing the amount invested per month by the current share price.

THREE WAYS TO BENEFIT FROM A MUTUAL FUND:

o your shares increase in value when the Fund's investments do well

o you receive capital gains when the gains on investments sold by the Fund exceed losses

o you receive income when the Fund's stock dividends, interest and short-term gains exceed its expenses.

All three make up your total return. You potentially can increase your investment if, like most investors, you reinvest your dividends and capital gain distributions to buy additional shares of the Fund or another fund.

AXP BLUE CHIP ADVANTAGE FUND (This annual report is not part of the prospectus.)

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The Fund's Long-term Performance

$60,000


$50,000
                                                                           X
                                                                        $44,908
$40,000                                           S&P 500 Index    AXP Blue Chip
                                                            X     Advantage Fund
                                                                         Class A
$30,000

                                                  X
$20,000                              Lipper Large-Cap Core Index




$9,500


4/1/90     '91    '92    '93    '94    '95    '96    '97    '98    '99    '00

 Average annual total returns (as of Jan. 31, 2000)

            1 year  Since inception (B&Y)   5 years      Since inception(A)

 Class A    +3.84%        --%               +22.37%          +16.37%**

 Class B    +4.51%    +21.96%*                  --%              --%

 Class Y    +9.44%    +23.14%*                  --%              --%

*Inception date was March 20, 1995.

**Inception date was March 5, 1990.

Assumes: Holding period from 4/1/90 to 1/31/00. Returns do not reflect taxes payable on distributions. Reinvestment of all income and capital gain distributions for the Fund has a value of $23,676. Also see "Past Performance" in the Fund's current prospectus.

On the graph above you can see how the Fund's total return compared to two widely cited performance indexes, the Standard & Poor's 500 Index (S&P 500) and the Lipper Large-Cap Core Index. In comparing AXP Blue Chip Advantage Fund (Class A) to the two indexes, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5% (effective March 20, 2000 the sales charge increased to 5.75%), while such charges are not reflected in the performance of the indexes.

Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Average annual total return figures reflect the impact of the applicable sales charge up to a maximum of 5% (effective March 20, 2000 the sales charge increased to 5.75%). This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.

(This annual report is not part of the prospectus.)  ANNUAL REPORT - 2000

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S&P 500 Index,  an unmanaged  list of common  stocks,  is  frequently  used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the S&P 500 companies may be generally larger than those in which the Fund invests.

Lipper Large-Cap Core Index, an unmanaged index published by Lipper Inc., includes 30 funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

AXP BLUE CHIP ADVANTAGE FUND (This annual report is not part of the prospectus.)

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The  financial   statements   contained  in  Post-Effective   Amendment  #24  to
Registration Statement No. 33-30770 filed on or about March 31st, 2000, are incorporated herein by reference.

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Federal Income Tax Information

(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Blue Chip Advantage Fund

Fiscal year ended Jan. 31, 2000

Class A

Income distributions -- taxable as dividend income, 26.86% qualifying for deduction by corporations.

Payable date                                                   Per share

March 25, 1999                                                  $0.00808
June 24, 1999                                                    0.00884
Sept. 23, 1999                                                   0.00598
Dec. 22, 1999                                                    0.58902
Total                                                           $0.61192

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                                   Per share

Dec. 22, 1999                                                   $0.60673
Total distributions                                             $1.21865

The distribution of $1.19575 per share, payable Dec. 22, 1999, consisted of $0.00768 derived from net investment income, $0.58134 from net short-term capital gains (a total of $0.58902 taxable as dividend income) and $0.60673 from net long-term capital gains.

AXP BLUE CHIP ADVANTAGE FUND (This annual report is not part of the prospectus.)

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Class B

Income distributions -- taxable as dividend income, 26.86% qualifying for deduction by corporations.

Payable date                                                   Per share

Dec. 22, 1999                                                   $0.58134

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                                   Per share

Dec. 22, 1999                                                   $0.60673
Total distributions                                             $1.18807

The distribution of $1.18807 per share, payable Dec. 22, 1999, consisted of $0.58134 from net short-term capital gains (a total of $0.58134 taxable as dividend income) and $0.60673 from net long-term capital gains.

Class Y

Income distributions -- taxable as dividend income, 26.86% qualifying for deduction by corporations.

Payable date                                                   Per share

March 25, 1999                                                  $0.01063
June 24, 1999                                                    0.01143
Sept. 23, 1999                                                   0.01069
Dec. 22, 1999                                                    0.59396
Total                                                           $0.62671

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                                   Per share

Dec. 22, 1999                                                   $0.60673
Total distributions                                             $1.23344

The distribution of $1.20069 per share, payable Dec. 22, 1999, consisted of $0.01262 derived from net investment income, $0.58134 from net short-term capital gains (a total of $0.59396 taxable as dividend income) and $0.60673 from net long-term capital gains.

(This annual report is not part of the prospectus.)  ANNUAL REPORT - 2000

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American
  Express(R)
Funds


AXP Blue Chip Advantage Fund
200 AXP Financial Center
Minneapolis, MN 55474


PRSRT STD AUTO
U.S. POSTAGE
PAID
SPENCER, IA
PERMIT NO. 85

Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AMERICAN EXPRESS Financial Advisors (logo)

S-6025 P (3./00)

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STATEMENT OF DIFFERENCES

Difference                                       Description

1)   The layout is different                     1)  Some of the layout in the
     throughout the annual report.                   annual report to
                                                     shareholders is in two
                                                     columns.

2)   There are pictures, icons                   2)  Each picture, icon and
     and graphs throughout the                       graph is described in
     annual report.                                  parentheses.